UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[The following email was sent to employees of Alaska Communications Systems Group, Inc. on November 3, 2020.]

Good morning,

Today we announced some exciting news. Alaska Communications has taken an important step to grow our company.

We’ve entered into a definitive agreement providing for two financial sponsors to acquire 100% of our company’s shares.

These two sponsors are Macquarie Capital, a large bank based in Australia, and GCM Grosvenor, a capital management firm located in Chicago. If the transaction is completed, we will be a privately held company, with more resources to invest in our network, employees and customers.

Macquarie and GCM Grosvenor recognize the value in our company and people. They plan to retain operations and employees in Alaska and the Lower 48. Our brand and company name will remain the same. This is about growing and investing to do more for our employees, customers and communities.

By going private, we can expand at a faster pace, while staying focused on our strategic initiatives of employee engagement and customer experience. In fact, Macquarie and GCM Grosvenor expect to invest in our network and facilities to help us grow and better serve our customers and communities. I’m confident this decision will drive long-term success for our company.

This is also good for the Union. GCM Grosvenor is providing its portion of financing for the transaction through its Labor Impact Fund, which focuses on investments that support represented labor.

The transaction is subject to stockholder approval, regulatory approval and other customary conditions, and we expect this process to take some time. I’m committed to keeping you informed along the way.

I know you probably have a lot of questions. I look forward to speaking with you and answering your questions at our All-Employee Teams Live Event Thursday, Nov. 5. The meeting starts at 3 p.m. Alaska time. Click here for the meeting link. You can send your questions ahead of time, or post in the meeting chat.

We have FAQs for you on Connect. We also have information for customers and community members on our public website.

I’m inspired by your drive and enthusiasm for our company and customers. Macquarie and GCM Grosvenor recognize our success is driven by our people.

The future is bright for Alaska Communications.

Thank you,

Bill Bishop

About Macquarie Capital

Macquarie Capital is the corporate advisory, capital markets and principal investment arm of Macquarie Group (ASX: MQG), offering a full spectrum of capital solutions, including capital raising services from equity, debt and private capital markets and principal investments from Macquarie’s own balance sheet. These offerings are reinforced through Macquarie Capital’s deep sector expertise in: business services, consumer, gaming and leisure, financial institutions, green energy, healthcare, industrials, infrastructure and energy, real estate, resources, technology and telecommunications and media sectors with 376 transactions completed, valued at $212 billion in the year ended March 31, 2020.

About GCM Grosvenor

GCM Grosvenor is a global alternatives investment firm with approximately $57 billion in assets under management in private equity, infrastructure, real estate, credit, absolute return strategies, and multi-asset class opportunistic investments. The firm has specialized in alternatives since 1971, and today its team of approximately 500 professionals serves a global client base of institutional and high net worth investors. GCM Grosvenor is headquartered in Chicago, with offices in New York, Los Angeles, London, Tokyo, Hong Kong, and Seoul.

GCM Grosvenor’s Labor Impact Strategy seeks to originate and execute infrastructure projects that leverage the inclusion of union labor as a contributing factor to enabling attractive risk-adjusted returns. The goal of the strategy is to find attractive infrastructure investment opportunities that can be unlocked through close cooperation across labor, government, and private capital.

About Alaska Communications

Alaska Communications (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by Macquarie Capital and GCM Grosvenor, whereby the Company will become a wholly owned subsidiary of an affiliate of Macquarie Capital and GCM Grosvenor (the “proposed merger”), pursuant to a definitive Agreement and Plan of Merger (the (“Merger Agreement”) by and among the Company, Juneau Parent Co, Inc. (“Parent”) and Juneau Merger Co, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.

[The following “frequently asked questions” document was shared with employees of Alaska Communications Systems Group, Inc. on November 3, 2020.]

Employee Questions and Answers

Below, please find more information about the acquisition of Alaska Communications by Macquarie Capital and GCM Grosvenor. Please continue to send in questions you or your friends and family have to EmployeeQuestions@acsalaska.com or post them to the Water Cooler. We will use your input to update this Q&A regularly. We have organized questions into categories to make it easier to find information. New questions will be added to the top of each section.

GENERAL QUESTIONS

What’s happening?
We are taking an important step in growing our company. We have entered into a definitive agreement providing for Macquarie Capital and GCM Grosvenor to acquire 100 percent of our company (ALSK) shares.

Why are we doing this?
Macquarie Capital and GCM Grosvenor have the financial strength and desire to invest more resources in our network, employees and customers. This will help us grow to better serve our customers and communities.

What are the benefits of becoming a private company?
We spend $4-5 million or more per year on expenses related to being a publicly-traded company. That money will now be available for other uses including investing in our network and customers. It also gives us a longer decision-making horizon. Right now, we must report our financial results.

What is Macquarie Capital?
Macquarie Capital (Macquarie) is part of Macquarie Group, one of the largest investors in infrastructure globally with over $360 billion of assets under management.

What is GCM Grosvenor?

GCM Grosvenor (GCM) is one of the world's largest independent alternative asset management firms, with more than $57 billion in assets under management.

What’s in it for Macquarie Capital and GCM Grosvenor?
Macquarie and GCM see opportunities to grow and enhance the value of our company.

EMPLOYEE QUESTIONS

Will there be layoffs?
Macquarie and GCM recognize the value in our company and people. They expect to retain operations and employees in Alaska and the Lower 48.

Will we be able to hire more people after the deal closes?
Our hope is that we will grow over time and have the need and resources to hire more people.

Will there be changes to the leadership team?
No. Macquarie and GCM expect to keep our leadership team as it is.

Will there be changes to our business plan?
One reason Macquarie and GCM want to invest in our company is because they believe in our business plan and focus on employee engagement, customer experience and operational excellence.

Are we going to expand to other parts of the country or world?
We are always looking for new opportunities, though we don’t have immediate plans to expand geographically at this time.

Will our name or brand change?
No. We will continue to be Alaska Communications. We will still be us, only better. We are known for being local, reliable, trustworthy and providing good customer service. That’s who we are and will always be.

Does this mean we’re not an Alaska company?
We are still an Alaska company. We operate primarily in Alaska, our people mostly live in Alaska and our leadership team has deep Alaska roots. We have no plans to change that. We are currently owned by shareholders all over the country, now we will be owned by Macquarie and GCM.

TRANSACTION QUESTIONS

Will we still have a board after the deal closes?
Yes, there will still be a Board of Directors. It will be made up of representatives of the new owners and our company.

Who will Bill report to after the deal closes?
Bill will report to the new Board of Directors.

How, exactly, does the deal work for investors?
At closing, shares held by existing shareholders will be converted into the right to receive $3.00 per share.

What is the timing for the deal?
The transaction is subject to the approval of the Company’s stockholders, regulatory approvals and other customary closing conditions. The timing of the transaction will depend on the process for these approvals and conditions.

What is the “go-shop” period?

The agreement includes a 30-day “go-shop” period which permits the Board of Directors to actively solicit, initiate, facilitate or encourage alternative acquisition proposals, and to enter into negotiations with other parties that make alternative acquisition proposals.

What happens after the deal closes?
We will continue to focus on our employees and customers and look for ways to accelerate our growth.

Will Macquarie be involved in day-to-day operations?
We don’t expect them to be.

Will we hear from Macquarie and GCM on a regular basis after closing?
Bill Bishop, President and CEO, and his team will work closely with Macquarie and GCM. After closing, you may have the chance to meet leaders from Macquarie and GCM and work with them from time-to-time. However, for the most part, most employees will not be working with Macquarie or GCM.

What happens to my company stock once the deal closes?
Company stock will be sold to Macquarie and GCM at closing at a price of $3.00 per share. That means that as a stockholder, you will get cash if the transaction closes.

What happens to my unvested stock once the deal closes?
For most employees, unvested stock will vest at closing.

Can people buy stock between now and when the deal closes?
The stock will continue to trade in public markets until such time as the transaction closes.

What are the tax implications for those of us with company stock?
You will need to consult with your tax advisor regarding your own tax matters.

UNION QUESTIONS

Does the Union need to approve this?
No, the Union does not have to approve this transaction.

Will we still be a union company?
Yes.

What does this mean for the Union?
We believe this is good news for all employees, including those represented by IBEW 1547.   Macquarie and GCM are committed to maintaining a strong working relationship with the leadership and members of the union.   GCM is investing in our Company through it labor impact strategy which is built upon fostering a collaborative relationship with organized labor.

CUSTOMER QUESTIONS

Will there be changes to the services we offer?
No. We will continue to provide broadband and managed IT services to consumers, small businesses and enterprise and carrier customers. At the same time, we may be able to bring new products to market faster.

How does this impact customers?
It will be business as usual. At the same time, we will be able to invest more in our network and bring new services to market.

NEXT STEP QUESTIONS

What will happen during the transition period?
We will continue to focus on our customers, as we always do. It is business as usual.

What approvals need to happen before the deal closes?
The transaction is subject to approval of the Company’s stockholders, regulatory approvals and other customary closing conditions.

What if I’m approached by the media?
Do not comment on the transaction. Please forward all inquiries to Heather Marron at Heather.Marron@acsalaska.com.

What if I’m approached by investors?
Do not comment on the transaction. Please forward all investor inquiries to Tiffany Smith at Tiffany.Smith@acsalaska.com.

About Macquarie Capital

Macquarie Capital is the corporate advisory, capital markets and principal investment arm of Macquarie Group (ASX: MQG), offering a full spectrum of capital solutions, including capital raising services from equity, debt and private capital markets and principal investments from Macquarie’s own balance sheet. These offerings are reinforced through Macquarie Capital’s deep sector expertise in: business services, consumer, gaming and leisure, financial institutions, green energy, healthcare, industrials, infrastructure and energy, real estate, resources, technology and telecommunications and media sectors with 376 transactions completed, valued at $212 billion in the year ended March 31, 2020.

About GCM Grosvenor

GCM Grosvenor is a global alternatives investment firm with approximately $57 billion in assets under management in private equity, infrastructure, real estate, credit, absolute return strategies, and multi-asset class opportunistic investments. The firm has specialized in alternatives since 1971, and today its team of approximately 500 professionals serves a global client base of institutional and high net worth investors. GCM Grosvenor is headquartered in Chicago, with offices in New York, Los Angeles, London, Tokyo, Hong Kong, and Seoul.

GCM Grosvenor’s Labor Impact Strategy seeks to originate and execute infrastructure projects that leverage the inclusion of union labor as a contributing factor to enabling attractive risk-adjusted returns. The goal of the strategy is to find attractive infrastructure investment opportunities that can be unlocked through close cooperation across labor, government, and private capital.

About Alaska Communications

Alaska Communications (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by Macquarie Capital and GCM Grosvenor, whereby the Company will become a wholly owned subsidiary of an affiliate of Macquarie Capital and GCM Grosvenor (the “proposed merger”), pursuant to a definitive Agreement and Plan of Merger (the (“Merger Agreement”) by and among the Company, Juneau Parent Co, Inc. (“Parent”) and Juneau Merger Co, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.

[The following email was sent to customers of Alaska Communications Systems Group, Inc. on November 3, 2020.]

Good morning,

Today we announced exciting news. Alaska Communications has taken an important step to grow our company and better serve you.

We’ve entered into a definitive agreement providing for 100% of our company’s shares to be acquired by Macquarie Capital and GCM Grosvenor. The transaction is subject to stockholder approval, regulatory approvals and other customary conditions. If the transaction is completed, we will become a privately held company with more resources to invest in our network and customers.

What does this mean for you?

Macquarie Capital and GCM Grosvenor recognize the value in our company and people and plan to keep operations and employees focused on serving you, our customers. Our brand, company name and commitment to Alaska will remain the same. The transaction represents an exciting opportunity to do more for our customers, employees and communities. We are known for being local, reliable, trustworthy and providing good customer service. That’s who we are and will always be.

By going private, we can expand at a faster pace, invest in our network, facilities and employees and better serve you.

You can learn more about this transaction and the parties involved, here.

We welcome you to contact your account manager with questions.

We value you and we’re excited for this opportunity. Thank you for being our customer and we look forward to serving you through this transition.

Thank you,

Bill Bishop
President and CEO

About Macquarie Capital

Macquarie Capital is the corporate advisory, capital markets and principal investment arm of Macquarie Group (ASX: MQG), offering a full spectrum of capital solutions, including capital raising services from equity, debt and private capital markets and principal investments from Macquarie’s own balance sheet. These offerings are reinforced through Macquarie Capital’s deep sector expertise in: business services, consumer, gaming and leisure, financial institutions, green energy, healthcare, industrials, infrastructure and energy, real estate, resources, technology and telecommunications and media sectors with 376 transactions completed, valued at $212 billion in the year ended March 31, 2020.

About GCM Grosvenor

GCM Grosvenor is a global alternatives investment firm with approximately $57 billion in assets under management in private equity, infrastructure, real estate, credit, absolute return strategies, and multi-asset class opportunistic investments. The firm has specialized in alternatives since 1971, and today its team of approximately 500 professionals serves a global client base of institutional and high net worth investors. GCM Grosvenor is headquartered in Chicago, with offices in New York, Los Angeles, London, Tokyo, Hong Kong, and Seoul.

GCM Grosvenor’s Labor Impact Strategy seeks to originate and execute infrastructure projects that leverage the inclusion of union labor as a contributing factor to enabling attractive risk-adjusted returns. The goal of the strategy is to find attractive infrastructure investment opportunities that can be unlocked through close cooperation across labor, government, and private capital.

About Alaska Communications

Alaska Communications (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by Macquarie Capital and GCM Grosvenor, whereby the Company will become a wholly owned subsidiary of an affiliate of Macquarie Capital and GCM Grosvenor (the “proposed merger”), pursuant to a definitive Agreement and Plan of Merger (the (“Merger Agreement”) by and among the Company, Juneau Parent Co, Inc. (“Parent”) and Juneau Merger Co, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.

[The following “frequently asked questions” document was shared with customers of Alaska Communications Systems Group, Inc. on November 3, 2020.]

Customer FAQ for Alaska Communications Website

What’s happening?
Alaska Communications has taken an important step to grow our company. We have entered into an agreement providing for Macquarie Capital and GCM Grosvenor to acquire 100 percent of our company (ALSK) shares.

Why are you doing this?
Macquarie Capital and GCM Grosvenor have the financial strength and desire to invest more resources in our network and customers. This will help us grow to better serve you.

Will there be changes to the services you offer?
No. We will continue to provide broadband and managed IT services to consumers, small businesses, enterprise, government and carrier customers. At the same time, we may be able to bring new products and capabilities to market faster.

As a customer, how does this impact me (or my business)?
It will be business as usual. At the same time, we will be able to invest more in our network and bring new services to market faster.

Will your name or brand change?
No. We will continue to be Alaska Communications. We are known for being local, reliable, trustworthy and providing good customer service. That’s who we are and will always be.

About Macquarie Capital

Macquarie Capital is the corporate advisory, capital markets and principal investment arm of Macquarie Group (ASX: MQG), offering a full spectrum of capital solutions, including capital raising services from equity, debt and private capital markets and principal investments from Macquarie’s own balance sheet. These offerings are reinforced through Macquarie Capital’s deep sector expertise in: business services, consumer, gaming and leisure, financial institutions, green energy, healthcare, industrials, infrastructure and energy, real estate, resources, technology and telecommunications and media sectors with 376 transactions completed, valued at $212 billion in the year ended March 31, 2020.

About GCM Grosvenor

GCM Grosvenor is a global alternatives investment firm with approximately $57 billion in assets under management in private equity, infrastructure, real estate, credit, absolute return strategies, and multi-asset class opportunistic investments. The firm has specialized in alternatives since 1971, and today its team of approximately 500 professionals serves a global client base of institutional and high net worth investors. GCM Grosvenor is headquartered in Chicago, with offices in New York, Los Angeles, London, Tokyo, Hong Kong, and Seoul.

GCM Grosvenor’s Labor Impact Strategy seeks to originate and execute infrastructure projects that leverage the inclusion of union labor as a contributing factor to enabling attractive risk-adjusted returns. The goal of the strategy is to find attractive infrastructure investment opportunities that can be unlocked through close cooperation across labor, government, and private capital.

About Alaska Communications

Alaska Communications (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by Macquarie Capital and GCM Grosvenor, whereby the Company will become a wholly owned subsidiary of an affiliate of Macquarie Capital and GCM Grosvenor (the “proposed merger”), pursuant to a definitive Agreement and Plan of Merger (the (“Merger Agreement”) by and among the Company, Juneau Parent Co, Inc. (“Parent”) and Juneau Merger Co, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

2

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

3

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.

4

[The following “talking points” document was shared with employees of Alaska Communications Systems Group, Inc. on November 3, 2020.]

Alaska Communications and Macquarie Capital
Sales and Service Delivery Talking Points

As a customer-facing employee in sales and service delivery, you’ll likely receive questions about our recent news. Below, please find talking points about the changes coming to Alaska Communications.

If you receive questions that are not on this list and need assistance, please speak to your supervisor or email EmployeeQuestions@acsalaska.com.

PRIMARY CUSTOMER QUESTIONS

What’s happening?
We have taken an important step to grow our company. We have entered into a definitive agreement providing for Macquarie Capital (Macquarie) and GCM Grosvenor (GCM) to acquire 100 percent of our company (ALSK) shares.

Why are you doing this?
Macquarie and GCM have the financial strength, expertise and desire to invest more resources in our network and customers. This will help us grow to better serve our customers and communities.

Will there be changes to the services you offer?
No. We will continue to provide broadband and managed IT services to consumers, small businesses and enterprise and carrier customers. At the same time, we will be able to bring new products to market faster.

As a customer, how does this impact me (or my business)?
You shouldn’t see any changes. It will be business as usual. At the same time, we will be able to invest more in our network and bring new services to market over time.

COMPANY QUESTIONS

Will you still be my sales rep/client account manager?

Yes. We don’t expect there to be any staffing changes as a result of this transaction and things will be business as usual. We look forward to continuing to serve you.

Will there be changes to the CEO or leadership team?
No. Macquarie and GCM expect to keep our leadership team as it is.

Will there be layoffs?
Macquarie and GCM expect to retain operations and employees in Alaska and the Lower 48.

Will there be changes to your business plan?
One reason Macquarie and GCM want to invest in our company is because they believe in our business plan and focus on employee engagement, customer experience and operational excellence.

Are you going to expand to other parts of the country or world?
We are always looking for new opportunities, though we don’t have immediate plans to expand geographically at this time.

Will your name or brand change?
No. We will continue to be Alaska Communications. We are known for being local, reliable, trustworthy and providing good customer service. That’s who we are and will always be.

I/we like doing business with Alaska companies. Does this mean you’re no longer an Alaska company?
We are still an Alaska company. We operate primarily in Alaska, our people mostly live in Alaska and our leadership team has deep Alaska roots. We are currently owned by shareholders all over the country, now we will be owned by Macquarie and GCM.

Will you still be a union company?
Yes.

Will my internet service get better?
We are continuing to invest in our network to bring higher speeds and enhanced services. If the deal closes, we look forward to being able to accelerate plans to invest in our broadband and managed IT services.

Will you be investing in your network?
We are continuing to invest in our network to bring higher speeds and enhanced services. If the deal closes, we look forward to being able to accelerate plans to invest in our broadband and managed IT services.

2

TRANSACTION & STOCK QUESTIONS

What is Macquarie Capital?
Macquarie Capital is part of Macquarie Group, one of the largest investors in infrastructure globally with $367 billion of assets.

What is Grosvenor?

GCM Grosvenor is one of the world's largest independent alternative asset management firms, with more than $57 billion in assets under management.

What’s in it for Macquarie and GCM?
Macquarie and GCM Grosvenor see opportunities to grow and enhance the value of our company.

What is the timing for the deal?
The transaction is subject to the approval of Company’s stockholders, regulatory approvals and other customary closing conditions. The timing of the transaction will depend on the process for these approvals and conditions.

What happens after the deal closes?
We will continue to focus on our customers. It will be business as usual.

I’m an ALSK stockholder. What happens to my stock once the deal closes?
Company stock will be sold to Macquarie and GCM at closing at a price of $3.00 per share. That means that as a stockholder, you will get cash if the transaction closes.

What if I’m approached by the media?
Do not comment on the transaction. Please forward all inquiries to Heather Marron at Heather.Marron@acsalaska.com.

What if I’m approached by investors?
Do not comment on the transaction. Please forward all investor inquiries to Tiffany Smith at Tiffany.Smith@acsalaska.com.

About Macquarie Capital

Macquarie Capital is the corporate advisory, capital markets and principal investment arm of Macquarie Group (ASX: MQG), offering a full spectrum of capital solutions, including capital raising services from equity, debt and private capital markets and principal investments from Macquarie’s own balance sheet. These offerings are reinforced through Macquarie Capital’s deep sector expertise in: business services, consumer, gaming and leisure, financial institutions, green energy, healthcare, industrials, infrastructure and energy, real estate, resources, technology and telecommunications and media sectors with 376 transactions completed, valued at $212 billion in the year ended March 31, 2020.

3

About GCM Grosvenor

GCM Grosvenor is a global alternatives investment firm with approximately $57 billion in assets under management in private equity, infrastructure, real estate, credit, absolute return strategies, and multi-asset class opportunistic investments. The firm has specialized in alternatives since 1971, and today its team of approximately 500 professionals serves a global client base of institutional and high net worth investors. GCM Grosvenor is headquartered in Chicago, with offices in New York, Los Angeles, London, Tokyo, Hong Kong, and Seoul.

GCM Grosvenor’s Labor Impact Strategy seeks to originate and execute infrastructure projects that leverage the inclusion of union labor as a contributing factor to enabling attractive risk-adjusted returns. The goal of the strategy is to find attractive infrastructure investment opportunities that can be unlocked through close cooperation across labor, government, and private capital.

About Alaska Communications

Alaska Communications (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by Macquarie Capital and GCM Grosvenor, whereby the Company will become a wholly owned subsidiary of an affiliate of Macquarie Capital and GCM Grosvenor (the “proposed merger”), pursuant to a definitive Agreement and Plan of Merger (the (“Merger Agreement”) by and among the Company, Juneau Parent Co, Inc. (“Parent”) and Juneau Merger Co, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

4

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

5

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.

6

[The following message was made available on the website of Alaska Communications Systems Group, Inc. on November 3, 2020.]

INVESTING IN OUR FUTURE

MESSAGE FROM BILL BISHOP

Today we announced exciting news. Alaska Communications has taken an important step to grow our company.

We’ve entered into a definitive agreement providing for 100% of our company’s shares to be acquired by Macquarie Capital and GCM Grosvenor. The transaction is subject to stockholder approval, regulatory approvals and other customary conditions. If the transaction is completed, we will be a privately held company, with more resources to invest in our network and customers.

Macquarie Capital and GCM Grosvenor recognize the value in our company and people and plan to keep operations and employees in Alaska and the Lower 48. Our brand, company name and commitment to Alaska remain the same. The transaction represents an exciting opportunity to do more for our employees, customers and communities. We are known for being local, reliable, trustworthy and providing good customer service. That’s who we are and will always be.

By going private, we can expand at a faster pace, invest in our network and facilities and better serve you.

You can learn more about this transaction and the parties involved, here.

We value you and we’re excited for this opportunity.

Thank you,

Bill Bishop

President & CEO

LEARN MORE

What’s happening?
Alaska Communications has taken an important step to grow our company. We have entered into an agreement providing for Macquarie Capital and GCM Grosvenor to acquire 100 percent of our company (ALSK) shares.

Why are you doing this?
Macquarie Capital and GCM Grosvenor have the financial strength and desire to invest more resources in our network and customers. This will help us grow to better serve you.

Will there be changes to the services you offer?
No. We will continue to provide broadband and managed IT services to consumers, small businesses, enterprise, government and carrier customers. At the same time, we may be able to bring new products and capabilities to market faster.

As a customer, how does this impact me (or my business)?
It will be business as usual. At the same time, we will be able to invest more in our network and bring new services to market faster.

Will your name or brand change?
No. We will continue to be Alaska Communications. We are known for being local, reliable, trustworthy and providing good customer service. That’s who we are and will always be.

About Macquarie Capital

Macquarie Capital is the corporate advisory, capital markets and principal investment arm of Macquarie Group (ASX: MQG), offering a full spectrum of capital solutions, including capital raising services from equity, debt and private capital markets and principal investments from Macquarie’s own balance sheet. These offerings are reinforced through Macquarie Capital’s deep sector expertise in: business services, consumer, gaming and leisure, financial institutions, green energy, healthcare, industrials, infrastructure and energy, real estate, resources, technology and telecommunications and media sectors with 376 transactions completed, valued at $212 billion in the year ended March 31, 2020.

About GCM Grosvenor

GCM Grosvenor is a global alternatives investment firm with approximately $57 billion in assets under management in private equity, infrastructure, real estate, credit, absolute return strategies, and multi-asset class opportunistic investments. The firm has specialized in alternatives since 1971, and today its team of approximately 500 professionals serves a global client base of institutional and high net worth investors. GCM Grosvenor is headquartered in Chicago, with offices in New York, Los Angeles, London, Tokyo, Hong Kong, and Seoul.

GCM Grosvenor’s Labor Impact Strategy seeks to originate and execute infrastructure projects that leverage the inclusion of union labor as a contributing factor to enabling attractive risk-adjusted returns. The goal of the strategy is to find attractive infrastructure investment opportunities that can be unlocked through close cooperation across labor, government, and private capital.

About Alaska Communications

Alaska Communications (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The Company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by Macquarie Capital and GCM Grosvenor, whereby the Company will become a wholly owned subsidiary of an affiliate of Macquarie Capital and GCM Grosvenor (the “proposed merger”), pursuant to a definitive Agreement and Plan of Merger (the (“Merger Agreement”) by and among the Company, Juneau Parent Co, Inc. (“Parent”) and Juneau Merger Co, Inc. (“Merger Sub”). The proposed merger will be submitted to the Company’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company’s Investor Relations Department at investors@acsalaska.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Alaska Communications Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020 and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.alsk.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Alaska Communications Media Contact

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

Alaska Communications Investor Contact

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com

SOURCE Alaska Communications Systems Group Inc.